Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Corporation Announces Pricing of $25 Million of 3.706% Notes due 2026

NEW YORK, February 18, 2021 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today the pricing of $25 million in aggregate principal amount of additional 3.706% notes due 2026 (the “Notes”) on February 17, 2021.

The Notes will be a further issuance of the 3.706% Notes due 2026 that Prospect (i) issued on January 22, 2021 in the aggregate principal amount of $325,000,000 and (ii) priced on February 12, 2021 and will issue on February 19, 2021 in the aggregate principal amount of $50,000,000 (collectively, the “existing 3.706% Notes”). The Notes will be treated as a single series with the existing 3.706% Notes under the indenture and will have the same terms (other than issue date and issue price) as the existing 3.706% Notes. The Notes will have the same CUSIP number and will be fully fungible for U.S. federal income tax purposes and rank equally in right of payment with the existing 3.706% Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of Prospect’s 3.706% Notes due 2026 will be $400,000,000.

The Notes will mature on January 22, 2026 and may be redeemed in whole or in part at any time or from time to time at our option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 3.706% per year payable semi-annually in arrears on January 22 and July 22 of each year, commencing on July 22, 2021. The Notes will be general senior unsecured obligations of Prospect, will rank equally in right of payment with Prospect's existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Goldman Sachs & Co. LLC is acting as book-running manager for this offering. Barclays and RBC Capital Markets are acting as co-managers.

Prospect expects to use the net proceeds of this offering primarily for the refinancing of existing indebtedness, including but not limited to repayment of borrowings under its revolving credit facility. Prospect intends to use the remainder of the net proceeds from this offering, if any, to maintain balance sheet liquidity, including to make investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The pricing term sheet dated February 17, 2021, the preliminary prospectus supplement dated February 17, 2021 and the accompanying prospectus dated February 13, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect, and Prospect is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering of these securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: (212) 902-1171 or email: prospectus-ny@ny.email.gs.com.

About Prospect Capital Corporation

Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702